Swap Agreement From CIBC                             1
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Date: November 8, 2001

To: WinsLoew Furniture, Inc.          From: Canadian Imperial Bank of Commerce
    (hereinafter referred                    (hereinafter referred to as CIBC)
     to as Counterparty)

Attention: Randy Raiford              Contact: Sarvneet Kohli

Phone Number: (205) 408-7600          Phone Number: (212) 885-4413

Facsimile Number: (205) 408-7028      Facsimile Number: (212) 885-4378

Re: CIBC Reference # 424100

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The purpose of this  letter  (this  Confirmation)  is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency Cross Border) (the ISDA Form), with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of and be subject to that agreement. All provisions contained in or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a Confirmation) confirming transactions (each a Transaction) entered into between you and us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law and USD as the Termination Currency) on the Trade Date of the first such Transaction between us. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for purposes of this Swap Transaction.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:           USD 100,000,000 (see attached Amortization Schedule)

Trade Date:                August 2, 2001

Effective Date:            August 6, 2001

Termination Date:          March 31, 2005,  subject to adjustment in accordance
                           with the Modified Following Business Day Convention.




FIXED AMOUNTS:

Fixed Rate Payer:        Counterparty

Fixed Rate Payer
Payment Dates:           The  Last day of each  March,  June,  September  and
                         December  commencing on September 30, 2001 up to and
                         including   the   Termination   Date,   subject   to
                         adjustment  in  accordance  with  the  Business  Day
                         Convention.

                         Notwithstanding section 4.13 of the Definitions, the Fixed Amount with respect to the initial Calculation Period shall accrue from and including August 6, 2001 up to but excluding September 30, 2001

Fixed Rate:              5.09%

Fixed Rate Day
Count Fraction:          Actual/360

FLOATING AMOUNTS:

Floating Rate Payer:     CIBC

Floating Rate Payer
 Payment Dates:          The  Last day of each  March,  June,  September  and
                         December  commencing on September 30, 2001 up to and
                         including   the   Termination   Date,   subject   to
                         adjustment  in  accordance  with  the  Business  Day
                         Convention.

                         Notwithstanding section 4.13 of the Definitions, the Floating Amount with respect to the initial Calculation Period shall accrue from and including August 6, 2001 up to but excluding September 30, 2001

Floating Rate
for initial
Calculation Period:      3.69%

Floating Rate Option:    USD-LIBOR-BBA

Designated Maturity:     3 months

Spread:                  None

Floating Rate Day
Count Fraction:          Actual/360

Reset Dates:             The first Business Day of each Calculation Period.

Compounding:             Inapplicable

Business Days:           New York and London

Calculation Agent:       CIBC




2. ACCOUNT DETAILS:
    Payments to CIBC:
       Account for Payments:      Chase Manhattan Bank, New York
      For the Account of:         Canadian Imperial Bank of Commerce, Toronto
     Account No:                  544-708-234
     ABA No:                      021 000 021

    Payments to Counterparty:
       Account for Payments:      Please Advise.


3. OTHER PROVISIONS:
  Transfer:                Unless otherwise  specified in the Master  Agreement,
                           neither  the Swap  Transaction  nor any  interest  or
                           obligation  in or under the Swap  Transaction  may be
                           transferred   (whether   by   way  of   security   or
                           otherwise) by either party without the prior written consent of the other party. Any purported transfer that is not in compliance with this provision will be void.

4. OFFICES:
    (a) The Office of CIBC for the Swap Transaction is
    (b) The Office of Counterparty  for the Swap  Transaction is
        160 Village Street, Birmingham, AL 35242.


5. BROKER/ARRANGER:                                     None


6. This Confirmation may be executed in one or more counterparts, either in original or facsimile form, each of which shall constitute an original and all of which together shall constitute one and the same agreement. When executed by the parties through facsimile transmission, this Confirmation shall constitute the original agreement between the parties and the parties hereby adopt the signatures printed by the receiving facsimile machine as the original signatures of the parties.



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Entering into a derivative transaction involves certain risks. An identification of the principal risks is provided in the CIBC World Markets Risk Disclosure Statement, which has been delivered to you. If you have not received a copy, please let us know and one will be provided to you. You should always consider those risks in determining whether to enter into derivatives transactions.

Except as if expressly agreed to by you or us in writing, neither of us has acted as advisor to the other with respect to the desirability or appropriateness of entering into the Swap Transaction confirmed hereby or with respect to the other partys risk management needs generally. This pertains not only to the financial and market risk management risks and consequences of the confirmed or any proposed Swap Transaction, but also to any legal, regulatory, tax, accounting and credit issues generated by such transactions, which each party must evaluate for itself and in reliance on its own professional advisors.

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Please  confirm  that  the  foregoing  correctly  sets  forth  the  terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter or telex substantially similar to this letter, which letter or telex sets forth the material terms of the Swap Transaction to which this Confirmation relates and indicates your agreement to those terms.



                                              Yours Sincerely,

                                              Canadian Imperial Bank of Commerce




                                           By: _________________________________
                                                Name: Gina S. Ghent
                                                Title: Executive Director


Confirmed as of the date first above written:

WINSLOEW FURNITURE, INC.




By: _________________________________
Name:
Title: